UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2003

Caribbean Clubs International, Inc.

(Exact name of Registrant as specified in charter)

Utah                   333-40954                87-0648148

(State or other jurisdiction    (Commission              (I.R.S. Employer

of incorporation)           File Number)             Identification No.)

405 Park Avenue, 10th Floor, New York, New York              10022

(Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code: 212-421-1400.

Kinship Systems, Inc.

1245 E. Brickyard Rd.

Brickyard Tower, #590

Salt Lake City, Utah   84106

(Former name or former address, if changed, since last report)

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Item 7. Exhibits.

    Exhibit Number                Description

        99.1                 Press release of September _, 2003 concerning the Palmetto Beach Hotel.

Item 9. Regulation FD Disclosure.

The Registrant intends to issue the press release which is attached as Exhibit 99.1 on or after September 12, 2003.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   CCI Group, Inc.

Date: September 11, 2003

                                               /s/ Fred W. Jackson, Jr.

                                                    Fred W. Jackson, Jr.

                                                    President

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